COLUMBUS MCKINNON CORPORATION 2016 LONG TERM INCENTIVE PLAN FISCAL YEAR [______] PERFORMANCE STOCK UNIT AWARD The Columbus McKinnon Corporation, a New York corporation (the “Company”), pursuant to action of the Compensation and Succession Committee (the “Committee”), hereby grants to you this Performance Stock Unit Award (“PSU Award”) effective as of the Grant Date. This award is subject to all of the terms and conditions of this Performance and Performance Stock Unit Award Agreement (the “Award Agreement”) and the Columbus McKinnon Corporation 2016 Long Term Incentive Plan (the “Plan”). Unless otherwise specified, capitalized terms shall have the meanings specified in the Plan. The terms and conditions of the Plan are incorporated by reference and govern except to the extent that this Award Agreement provides otherwise. RECIPIENT: [____________________________] GRANT DATE: [____________________________] AWARD NUMBER: [____________________________] PERFORMANCE STOCK UNITS (PSUs) GRANTED [____________________________] PERFORMANCE STOCK UNITS OF COMPANY SHARES SUBJECT TO [____________________________] ATTAINMENT Performance & Achievement Period [____________] Percent of Award Performance RSUs Earned * Maximum [_____] [_____]% Target [_____] [_____]% Threshold [_____] [_____]% * [Award will be interpolated based upon achievement between levels] PERFORMANCE PERIOD: The period beginning [_________] and ending [________]. VESTING DATE (subject to achievement of performance goals) [_______________]

By accepting this PSU Award and any PSUs issued pursuant to this PSU Award, you (“Recipient”) acknowledge receipt of a copy of the Plan. You represent that you have read and understand the terms of the Plan and this Award Agreement, and accept this PSU Award subject to all such terms and conditions. You also acknowledge that you should consult a tax advisor regarding the tax aspects of this PSU Award and that you are not relying on the Company for any opinion or advice as to personal tax implications of this PSU Award. At the direction of the Chairman of the Compensation and Succession Committee, this PSU Award has been executed by the Compensation and Succession Committee of the Company to be effective as of the Grant Date specified hereon.

4. Other Termination of Employment. If Recipient ceases to be employed by the Company and/or a Subsidiary prior to the Vesting Date for any reason other than TERMS AND CONDITIONS I. Terms and Provisions of RSU Award. Under the authority of the Plan, as of the Grant Date, the Company has awarded to Recipient the Restricted Stock Units (“RSUs”). All such awards are subject to the following terms and conditions and are based upon the performance of Recipient and the Company during the Performance Period. A. Immediate Award of RSUs Subject to Performance. Recipient is awarded the RSUs as of the Grant Date subject to the following forfeiture restrictions: 1. Service for Entire Performance Period. If Recipient remains employed by the Company and/or a Subsidiary through the Vesting Date, then, as of the Vesting Date, a percentage of the RSUs, if any, that is determined based upon achieving the [____________] measures as a result of [__________] (FY [____]) Performance Period cease to be subject to forfeiture, shall vest and Recipient shall be entitled to receive such RSUs free of such restrictions. All other RSUs awarded pursuant to this Award Agreement shall be forfeited and returned to the Company. 2. Performance Criteria. In order for any RSU to be achieved, the Company must meet a performance goal established for FY [____] using [____] based on approved FY [____] financial results. The [____] measures set for FY [____] (as set forth in the chart on page 1) will determine the number of RSUs that will be available for vesting in accordance with the other terms and conditions of this Award Agreement and the Plan. The number of RSUs so determined using the [____] achieved for FY [____] shall be referred to as “Earned Restricted Stock Units” (“Earned RSUs”) and shall be determined as provided in the chart on page 1. 3. Intervening Qualifying Events. If Recipient ceases to be employed by the Company and/or a Subsidiary prior to the Vesting Date because of a Qualifying Event, then, as of the Vesting Date, Recipient shall be entitled to receive the number of RSUs (payable in cash or Shares) based upon a payout that is determined by using the same formula described in the preceding section. A “Qualifying Event” means (i) Recipient's death; (ii) Recipient’s Disability; or (iii) Recipient's Retirement, provided that Recipient has provided Company with six (6) months’ notice prior to the date of such Retirement of Recipient’s intent to retire. For purposes of this Award Agreement, “Retirement” will mean Recipient voluntarily terminates employment with the Company upon or after either (i) the later of age sixty-five (65) with at least five (5) years of service with the Company, or (ii) age sixty-two (62) with at least twenty-five (25) years of service with the Company.

a Qualifying Event then, as of the date on which Recipient's employment terminates, all RSUs shall immediately be forfeited and returned to the Company. 5. Conversion of RSUs to Cash or Company Shares. RSUs awarded to the Recipient hereunder shall be converted to cash and/or Company Shares as specified by the Committee on or before the 15th day of the 3rd month following the taxable year of the Recipient in which occurs the Vesting Date. B. Effect of a Change in Control Prior to the End of the Performance Period 1. Change in Control Prior to Vesting Date. If a Change in Control occurs prior to the end of the Performance Period, then the Performance Period shall be deemed to have ended as of the date of the Change in Control, and the RSUs shall be deemed to be earned at Target as identified in Section I. A.2. 2. If Earned RSUs are Assumed by a Successor Entity. Unless the Committee determines otherwise, upon a Change in Control if the earned RSUs are Assumed (as defined below) by the entity effecting the Change in Control (or a successor or parent corporation), the earned RSUs will vest on the Vesting Date or, if earlier, will become fully vested upon the termination of Recipient’s employment within 24 months following the occurrence of a Change in Control (as defined below), if such termination is not (i) due to a Qualifying Event (ii) a termination by the Company for Cause or (iii) a voluntary termination by Recipient absent Good Reason. 3. If Earned RSUs are Not Assumed by a Successor Entity. Unless the Committee determines otherwise, upon the occurrence of a Change in Control, if the earned RSUs are not Assumed by the entity effecting the Change in Control (or a successor or parent corporation), the earned RSUs will become fully vested on the date of the Change in Control. For each earned RSU covered by this Award Agreement which then has not otherwise been forfeited, Recipient will receive a payment equal to the consideration (consisting of cash or other property (including securities of a successor or parent corporation)) which holders of Company common stock received (or will receive) in the Change in Control transaction multiplied by each share of Company Stock represented by the earned RSUs covered by this Award Agreement that have then not otherwise been forfeited. Such payment shall be made in such form (cash and/or stock) as specified by the Committee on or before the 15th day of the 3rd month following the taxable year of the Recipient in which occurs the Change in Control. 4. Assumed by a Successor Entity. For purposes of this Award Agreement, earned RSUs will be considered assumed (“Assumed”) if the following conditions are met: a) The earned RSUs are converted into a replacement award in a manner that complies with Section 409A of the Internal Revenue Code of 1986, as amended.

b) The replacement award contains provisions for scheduled vesting and treatment on termination of employment (including the definition of Cause and Good Reason) that are no less favorable to Recipient than those in this Award Agreement, and all other terms of the replacement award (other than the security and number of shares represented by the replacement award) are substantially similar to those of this Award Agreement. c) The security represented by the replacement award is of a class that is publicly held and widely traded on an established stock exchange. 5. Cause. For purpose of this agreement, “Cause” shall mean, unless otherwise specified in an applicable employment agreement between the Company and a Participant, with respect to any Participant, as determined by the Committee in its sole discretion: a) Willful Serious Act - Commission of a willful serious act, such as embezzlement, against the Company which is intended to enrich the Participant at the expense of the Company; b) Conviction - Conviction of a felony involving moral turpitude; or c) Misconduct - Any willful, gross neglect or willful, gross misconduct resulting in either case in material harm to the Company, or a violation of the Company’s Code of Conduct. For purpose of this Section I.B.5, no act, or failure to act, on a Participant’s behalf will be deemed “willful” unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that the Participant’s action or omission was in the best interest of the Company. 6. Good Reason. For purposes of this Agreement, "Good Reason" shall mean, without express written consent, the occurrence before or after (and reasonably connected to) a Change in Control of the Company of any of the following circumstances provided that Recipient gives a Notice of Termination to the Company describing the occurrence of the circumstance within ninety (90) days after the circumstance occurs and the Company fails to substantially correct the circumstance within 30 days after of such Notice of Termination is given: a) Material Reduction in Base Pay - a material reduction by the Company in Recipient’s annual base salary as in effect on the date hereof or as the same may be increased from time to time; b) Reduction in Target Annual Direct Compensation - a reduction in the Recipient’s Target Annual Direct Compensation. For this purpose, “Target Annual Direct Compensation” means the sum of the Recipient’s Base Pay, target annual incentive opportunity, and the annualized value of the most recent long-term incentive award approved by the Compensation and Succession Committee of the Board prior to the Change in Control. For purposes of measuring annualized long-term incentives, the awards shall be measured on their date of grant using reasonable assumptions, including, but not limited to, fair value principles such as those identified in Financial Accounting Standards Board Accounting Standards Codification Topic 718; the value of such awards shall be annualized over the frequency of their grant; c) Reduction in Benefits - the failure by the Company to continue in effect any investment plan, retirement plan, savings plan, supplemental retirement plan, deferred compensation plan, supplemental investment plan, life insurance plan, health and accident plan, disability plan or other welfare benefit plan in which the Recipient was participating at the time of the Change in Control (or plans providing the Recipient with substantially similar benefits), the taking of any action by the Company which would adversely affect the Recipient’s participation or materially reduce the Recipient’s benefits or value under any of such plans, unless such plans are replaced by plans of at least equivalent value to Recipient; d) Required Relocation - the Company's requiring the Recipient to be based at a Company office more than 50 miles farther from Recipient’s principal residence than the Company's offices at which they are principally employed immediately prior to the date of the Change in Control except for required travel on the Company's business to an extent substantially consistent with present business travel obligations; e) Failure to Pay Compensation - the failure by the Company to pay to the Recipient any portion of their current compensation within seven (7) days of the date such compensation is due or any portion of their compensation under any deferred compensation program of the Company within thirty (30) days of the date such compensation is due; f) Failure to Comply with Employment Termination Procedure - any purported termination of the Recipient’s employment that is not effected pursuant to a Notice of Termination. “Notice of Termination” shall mean a notice that shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Recipient’s employment under the provisions so indicated; or g) Diminution of Position etc. - the assignment to the Recipient of any duties or responsibilities, or the removal from the Recipient of any duties or responsibilities, that constitutes a material diminution of their position, duties, responsibilities or status as in effect preceding such Change in Control. Recipient’s right to terminate their employment pursuant to this Section shall not be affected by their incapacity due to physical or mental illness. Subject to the requirement that the Recipient gives a Notice of Termination to the Company within 90 days after the occurrence of a circumstance constituting Good Reason, continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason hereunder.

C. Voting, Dividend and Other Rights, Restrictions and Limitations. The Recipient shall have no voting, dividend or other rights as a shareholder of the Company on account of the RSU Award granted hereunder unless and until such RSUs are converted to Shares of the Company on or after the Vesting Date. II. Tax Consequences. RECIPIENT UNDERSTANDS THAT THE AWARD OF RESTRICTED STOCK, THE SALE OF RESTRICTED STOCK, AND THE ISSUANCE OF COMPANY STOCK, MAY HAVE TAX IMPLICATIONS THAT COULD RESULT IN ADVERSE TAX CONSEQUENCES TO RECIPIENT. RECIPIENT REPRESENTS THAT RECIPIENT SHOULD CONSULT A TAX ADVISOR. RECIPIENT FURTHER ACKNOWLEDGES THAT HE OR SHE IS NOT RELYING ON THE COMPANY FOR ANY TAX, FINANCIAL OR LEGAL ADVICE; AND IT IS SPECIFICALLY UNDERSTOOD BY RECIPIENT THAT NO REPRESENTATIONS ARE MADE AS TO ANY PARTICULAR TAX TREATMENT WITH RESPECT TO THIS AWARD. III. Tax Withholding. Recipient must pay, or make arrangements acceptable to the Company for the payment of, any and all federal state and local income and payroll tax withholding that, in the opinion of the Company, the Company is required to withhold by law. If Recipient does not satisfy the required tax withholding by payment of cash, the Company is authorized to withhold shares of Company Stock having a fair market value on the date of withholding sufficient to satisfy the withholding obligation. IV. Stock Ownership Requirement. Recipient understands that any award earned as part of this RSU Award Agreement is subject to the terms and conditions of the Company Stock Ownership Requirements. V. Clawback Policy. Recipient understands that any award earned as a part of this RSU Award Agreement is subject to the terms and conditions of the Company Clawback Policy in effect at the time awards are vested. VI. Interpretation. Any dispute regarding the interpretation of this RSU Award shall be submitted to the Board or the Committee, which shall review such dispute in accordance with the Plan. The resolution of such a dispute by the Board or Committee shall be final and binding on the Company and Recipient. VII. Entire Agreement and Other Matters. The Plan is incorporated herein by reference. This Award Agreement and the Plan constitute the entire agreement of the parties hereto. This RSU Award and all rights and awards hereunder are void ab initio unless Recipient agrees to be bound by all terms and provisions of this Award Agreement and the Plan. VIII. Fractional Shares. If any calculation of Company Shares to be awarded or to be forfeited or to be released from restrictions or limitations would result in a fraction, any fraction of 0.5 or greater will be rounded to one, and any fraction of less than 0.5 will be rounded to zero.

IX. Adjustments. In the event of a stock split, a stock dividend or a similar change in the Company Shares, the number of RSUs subject to this Award will be adjusted pursuant to the provisions of the Plan. X. Nontransferability. Recipient may not sell, transfer, assign, pledge or otherwise dispose of the RSUs covered by this Award Agreement other than by will or by laws of descent and distribution. The RSUs covered by this Award Agreement are not subject to execution, attachment or other process. XI. No Employment Rights. This RSU Award does not provide Recipient with any rights to continued employment with the Company or a Subsidiary. The Company and its Subsidiaries reserve the right to terminate Recipient’s employment at any time, with or without cause.